                                                                   EXHIBIT 10.34

                                 $125,000,000

                        PHYSICIANS RESOURCE GROUP, INC.

                6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2001

                              PURCHASE AGREEMENT
                              ------------------

                                                                December 6, 1996


Smith Barney Inc.
Alex. Brown & Sons Incorporated
Dillon, Read & Co. Inc.
Salomon Brothers Inc
Volpe, Welty & Company

As Initial Purchasers

c/o Smith Barney Inc.
 388 Greenwich Street
 New York, New York 10013

Dear Sirs:

               Physicians Resource Group, Inc., a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), $125,000,000 aggregate principal amount of its 6% Convertible Subordinated Debentures due 2001 (the "Firm Debentures"). The Company also proposes, upon the terms and conditions set forth herein, to issue and sell to the Initial Purchasers up to an additional $18,750,000 aggregate principal amount of its 6% Convertible Subordinated Debentures due 2001 (the "Additional Debentures"). The Firm Debentures and the Additional Debentures are hereinafter collectively referred to as the "Debentures." The Debentures will be issued pursuant to the provisions of an Indenture, to be dated as of December 11, 1996 (the "Indenture"), between the Company and U.S. Trust Company of New York, N.A., as Trustee (the "Trustee"). The Company's common stock, $.01 par value, is hereinafter referred to as the "Common Stock."

               The Company wishes to confirm as follows its agreement with the Initial Purchasers in connection with the purchase and resale of the Debentures.

               1. Preliminary Offering Memorandum and Offering Memorandum. The Debentures will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company has prepared a preliminary offering memorandum, dated November 21, 1996 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated December 6, 1996 (the "Offering Memorandum"), setting forth information regarding the Company and the Debentures. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto and any documents filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (collectively, the "Exchange Act") which are incorporated by reference therein. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto. The Company hereby confirms that it has authorized the use of the Preliminary Offering

Memorandum and the Offering Memorandum in connection with the offering and resale of the Debentures by the Initial Purchasers.

          The Company understands that the Initial Purchasers propose to make offers and sales (the "Exempt Resales") of the Debentures purchased by the Initial Purchasers hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, (ii) to a limited number of other "accredited investors" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Act) that are institutional investors (the "Institutional Accredited Investors") and that agree to comply with the transfer restrictions set forth in the letter containing certain representations and agreements substantially in the form attached hereto as Exhibit A, and (iii) outside the United States to non-U.S.
                   ---------
persons in offshore transactions in reliance upon Regulation S (as those terms are defined in Regulation S under the Act) ("Regulation S") under the Act (such persons specified in clauses (i), (ii) and (iii) being referred to herein as the "Eligible Purchasers"). As used herein the terms "offshore transactions," "United States" and "U.S. persons" have the meaning given them in Regulation S.

          It is understood and acknowledged that upon original issuance thereof, and until such time as the Debentures (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof (including the Common Stock)) have been (i) effectively registered under the Act and disposed of in accordance with an effective registration statement under the Act, (ii) distributed to the public pursuant to Rule 144 or (ii) sold or transferred pursuant to Rule 144(k) under the Act (or any similar provisions then in force) or otherwise, any certificate representing such securities shall bear the following legend:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT'), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT) THAT IS AN INSTITUTIONAL INVESTOR AND THAT PRIOR TO SUCH TRANSFER, FURNISHES TO U.S. TRUST COMPANY OF NEW YORK, N.A. OR CHASE MELLON SHAREHOLDER SERVICES, L.L.C. A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (WHICH FORM OF LETTER CAN BE OBTAINED FROM U.S. TRUST COMPANY OF NEW YORK, N.A. OR CHASE MELLON SHAREHOLDER

SERVICES, L.L.C.), (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT TO THE COMPANY'S, U.S. TRUST COMPANY OF NEW YORK, N.A.'S,AND CHASE MELLON SHAREHOLDER SERVICES, L.L.C.'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(C), (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES PROVIDED THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO U.S. TRUST COMPANY OF NEW YORK, N.A. AND CHASE MELLON SHAREHOLDER SERVICES, L.L.C. AND SUBJECT TO ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE THEN HOLDER OF THIS SECURITY AFTER THE RESALE RESTRICTION TERMINATION DATE.

          It is also understood and acknowledged that holders (including subsequent transferees) of the Debentures and, if such Debentures are subsequently converted into Common Stock, the Common Stock, will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the date hereof, in substantially the form of Exhibit B hereto, for so long as such Debentures and Common Stock
            ---------
constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree (i) to file with the Commission under the circumstances set forth therein, a registration statement on the appropriate form under the Act relating to the resale of the Debentures and the Common Stock by certain holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement and Rule 415 under the Act (the "Shelf Registration Statement") and (ii) to use its best efforts to cause such Shelf Registration Statement to be declared effective. This Agreement, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

          Capitalized terms used herein without definition have the respective meanings specified therefor in the Indenture or the Offering Memorandum.

          2. Agreements to Sell, Purchase and Resell. (a) The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Initial Purchaser and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees to purchase from the Company, at a purchase price of 97.50% of the principal amount thereof, the principal amount of Firm Debentures set forth opposite the name of such Initial Purchaser in Schedule I hereto.

          (b) The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Initial Purchasers, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Initial Purchasers shall have the right to purchase from the Company pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Offering Memorandum (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to $18,750,000 principal amount of Additional Debentures at the same purchase price as the Firm Debentures, plus accrued interest, if any, from the date of issuance of the Firm Debentures to the date of delivery and payment. Upon any exercise of the over-allotment option, each Initial Purchaser, severally and not jointly, agrees to purchase that principal amount of Additional Debentures which bears the same proportion to the aggregate principal amount of Additional Debentures to be purchased by the Initial Purchasers as the principal amount of Firm Debentures set forth opposite the name of such Initial Purchaser bears to the aggregate principal amount of Firm Debentures.

          (c) The Initial Purchasers have advised the Company that they propose to offer the Debentures for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser hereby represents and warrants to the Company that such Initial Purchaser (i) is a Qualified Institutional Buyer within the meaning of Rule 144A and is purchasing the Debentures pursuant to a private sale exempt from registration under the Act and is not purchasing the Debentures with a view to or for offer or sale in connection with any distribution that would be in violation of foreign or U.S. federal or state securities laws, (ii) will not solicit offers for, or offer or sell, the Debentures by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of
Section 4(2) of the Act, and (iii) has solicited and will solicit offers for the Debentures only from, and has offered and will offer, sell or deliver the Debentures as part of its initial offering, only to (A) persons whom the Initial Purchasers reasonably believe to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case, in transactions under Rule 144A, (B) to Institutional Accredited Investors, and (C) outside the United States to certain persons in offshore transactions in reliance on Regulation S. The Initial Purchasers have advised the Company that they will offer the Debentures to Eligible Purchasers at a price initially equal to 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Firm Debentures. Such price may be changed by the Initial Purchasers at any time thereafter without notice.

          (d) The Initial Purchasers represent and warrant that they (i) have not offered or sold and prior to the date that is six months after the closing date with respect to the Offering will not offer or sell any Debentures to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which will not involve an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"); (ii) have complied with and will comply with all applicable provisions of the Financial Services Act of 1986 and the Regulations with respect to anything done by it in relation to the Debentures in, from, or otherwise involving the United Kingdom; and (iii) have only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the offer of the Debentures if that person is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (e) The Initial Purchasers represent and warrant that they have offered and sold the Debentures and agree that they will offer and sell the Debentures (i) as part of their distribution at any time, and (ii) otherwise until 40 days after the later of the commencement of the offering of the Debentures and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted pursuant to paragraph (c) above. Accordingly, the Initial Purchasers represent and agree that none of such Initial Purchasers, their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts (as defined in Regulation S under the Act) with respect to the Debentures, and they have complied and will comply with the offering restrictions requirement of Regulation S. Such Initial Purchasers agree that, at or prior to confirmation of the sale of Debentures to non-U.S. persons (as defined in Regulation S under the Act) other than a sale pursuant to Rule 144A, they will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Debentures from such Initial Purchasers during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

          The Initial Purchasers understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c) and 7(d) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and agreements and the Initial Purchasers hereby consent to such reliance.

          3. Delivery of the Debentures and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Firm Debentures shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on December 11, 1996 (the "Closing Date"). The place of closing for the Firm Debentures and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

          Delivery to the Initial Purchasers of and payment for any Additional Debentures to be purchased by the Initial Purchasers shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from the Initial Purchasers to the Company of the Initial Purchasers' determination to purchase the principal amount of Additional Debentures specified in such notice. The place of closing for any Additional Debentures and the Option Closing Date for such Additional Debentures may be varied by agreement between the Initial Purchasers and the Company.

          The Firm Debentures and any Additional Debentures which the Initial Purchasers may elect to purchase will be delivered to the Initial Purchasers against payment of the purchase price therefor in immediately available funds. Debentures being sold by the Initial Purchasers in Exempt Resales to Qualified Institutional Buyers in reliance on Rule 144A will be initially evidenced by one or more global securities, and will be registered in the name of Cede & Co. ("Cede") as nominee of The Depository Trust Company ("DTC"). Debentures being sold by the Initial Purchasers in Exempt Resales to certain persons in offshore transactions in reliance on Regulation S will be initially evidenced by one or more global securities which will be deposited with, or on behalf of DTC, and registered in the name of Cede as DTC's nominee, for the account of Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System and Cedel, S.A. The Debentures to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be.

          4. Agreements of the Company. The Company agrees with the Initial Purchasers as follows:

          (a) The Company will advise the Initial Purchasers promptly and, if requested by them, will confirm such advice in writing, within the period of time referred to in paragraph (e) below, of any material change in the Company's business, financial condition or results of operations, or of the happening of any event which makes any statement of a material fact made in the Offering Memorandum (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Offering Memorandum (as then amended or supplemented) in order to make the statements therein not misleading, or of the necessity to amend or supplement the Offering Memorandum (as then amended or supplemented) to comply with any law.

          (b) The Company will furnish to the Initial Purchasers, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum (as then amended or supplemented) as they may reasonably request.

          (c) The Company will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised or file any document which upon filing becomes an Incorporated Document, without delivering a copy of such document to the Initial Purchasers, prior to such filing.

          (d) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to the Initial Purchasers, without charge, in such quantities as the Initial Purchasers shall have requested or may hereafter request, copies of the Preliminary Offering Memorandum. The Company consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Debentures are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum (and of any amendment or supplement thereto) in accordance with the securities or Blue Sky laws of the jurisdictions in which the Debentures are offered by the Initial Purchasers and by all dealers to whom Debentures may be sold, in connection with the offering and sale of the Debentures.

          (e) If, at any time prior to completion of the distribution of the Debentures by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Initial Purchasers is required to be set forth in the Offering Memorandum (as then amended or supplemented) or should be set forth in the Offering Memorandum (as then amended or supplemented) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum, or to file under the Exchange Act any document which upon filing becomes an Incorporated Document, to comply with any law, the Company will forthwith prepare an appropriate supplement or amendment thereto or such document, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof. In the event that the Company and the Initial Purchasers agree that the Offering Memorandum should be amended or supplemented, or that a document should be filed under the Exchange Act which upon filing becomes an Incorporated Document, the Company, if requested by the Initial Purchasers, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement or such document.

          (f) The Company will cooperate with the Initial Purchasers and with its counsel in connection with the registration or qualification of the Debentures and the Common Stock issuable upon conversion of the Debentures for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Debentures, in any jurisdiction where it is not now so subject.

          (g) So long as any of the Debentures are outstanding, the Company will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission or the New York Stock Exchange, Inc. (the "NYSE") (excluding listing applications), and
(ii) from time to time, such other information concerning the Company as the Initial Purchasers may reasonably request.

          (h) If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof (otherwise than pursuant to Section 10 hereof or by notice given by the Initial Purchasers terminating this Agreement pursuant to Section 9 or
Section 11 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including reasonable fees and expenses of its counsel) incurred by it in connection herewith.

          (i) The Company will apply the net proceeds from the sale of the Debentures to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum.

          (j) Except as provided in this Agreement, the Company will not sell, contract to sell or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options or warrants to purchase Common Stock, for a period of 90 days after the date of the Offering Memorandum (the "90-Day Lockup Period"), without the prior written consent of Smith Barney Inc., except that the Company may issue up to
4.5 million shares of Common Stock ("Acquisition Shares") during the 90-Day Lockup Period in connection with acquisitions so long as no more than 450,000 of such Acquisition Shares are issued to purchasers who have not agreed to be bound by a lockup letter substantially in the form attached hereto as Exhibit C and,
                                                                ---------
if more than 450,000 Acquisition Shares are issued, so long as the purchasers of such additional Acquisition Shares agree to be bound by such lockup letter and such Acquisition Shares bear a legend to such effect. The Company further agrees for the express benefit of the Initial Purchasers that it will not waive any provision of any registration rights agreement, stockholders agreement or any Reorganization Agreement (as defined in that certain Underwriting Agreement, dated June 23, 1995, between the Company and Smith Barney Inc. and Volpe, Welty & Company, as representatives of the several underwriters named therein), in each case relating to any restriction imposed on the subsequent transfer or other disposition of shares of Common Stock and will enforce any such provision so as to limit the transfer or other disposition of shares of the Common Stock during the 90-Day Lockup Period.

          (k) The Company has furnished or will furnish to the Initial Purchasers "lock-up" letters, in form and substance satisfactory to the Initial Purchasers, signed by each of its current directors and executive officers for the 90-Day Lockup Period.

          (l) Except as stated in this Agreement, the Preliminary Offering Memorandum and the Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Debentures to facilitate the sale or resale of the Debentures. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales.

          (m) The Company will use its reasonable best efforts to cause the Debentures to be eligible for trading on The PORTAL Market.

          (n) From and after the Closing Date, so long as any of the Debentures are outstanding during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will furnish to holders of the Debentures and prospective purchasers of Debentures designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Debentures.

          (o) The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Debentures in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Debentures.

          (p) The Company agrees to comply with all of the terms and conditions of the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Debentures by DTC for "book entry" transfer.

          (q) The Company agrees that prior to any registration of the Debentures pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Indenture shall be qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and will cause to be entered into any necessary supplemental indentures in connection therewith.

          5. Representations and Warranties of the Company. The Company represents and warrants to the Initial Purchasers that:

          (a) The Preliminary Offering Memorandum and Offering Memorandum with respect to the Debentures have been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

          (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they are made not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

          (c) The Incorporated Documents heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such document was filed), conformed in all material respects to the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further Incorporated Documents will, when so filed, be filed in a timely manner and conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The Indenture has been duly and validly authorized by the Company and, upon its execution, delivery and performance by the Company and assuming due authorization, execution, delivery and performance by the Trustee, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general equitable principles, and the Indenture conforms in all material respects to the description thereof in the Offering Memorandum; no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Debentures contemplated hereby or in connection with the Exempt Resales.

          (e) The Debentures have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and the Debentures will conform in all material respects to the description thereof in the Offering Memorandum.

          (f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights and were issued and sold in compliance with all applicable federal and state securities laws; the shares of Common Stock issuable upon conversion of the Debentures have been duly authorized and reserved for issuance and, when delivered upon conversion of the Debentures, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; The authorized capital stock of the Company conforms in all material respects to the description thereof in the Offering Memorandum and the authorized and outstanding capital stock of the company is as set forth under the caption "Capitalization" in the Offering Memorandum."

          (g) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined), taken as a whole (a "Material Adverse Effect").

          (h) The subsidiaries listed on Schedule II hereto constitute all of the Company's subsidiaries (as defined in the Act). Such subsidiaries are referred to herein individually as a "Subsidiary" and collectively as the "Subsidiaries." Each Subsidiary that is a corporation (a "Corporate Subsidiary") has been duly organized, is validly existing and in good standing in the jurisdiction of its incorporation; each Subsidiary that is a limited liability company (a "LLC Subsidiary") has been duly organized and is validly existing under the laws in the jurisdiction of its organization; each Subsidiary that is a partnership (a "Partnership Subsidiary") has been duly organized and is an existing partnership under the laws of the jurisdiction of its organization. Each Subsidiary has full corporate, limited liability company, or partnership, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum. Each Corporate Subsidiary and LLC Subsidiary is duly registered and each Subsidiary is qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect. All the outstanding shares of capital stock of each of the Corporate Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance, except as disclosed in the Offering Memorandum or on Schedule II hereto; all the outstanding membership interests in the LLC Subsidiaries have been duly authorized and validly issued and such interests are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as disclosed in the Offering Memorandum or on Schedule II hereto; and all the outstanding partnership interests in the Partnership Subsidiaries are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as disclosed in the Offering Memorandum or on Schedule II hereto.

          (i) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties, is subject, that are not disclosed in the Offering Memorandum which, if adversely decided, could have a Material Adverse Effect, or materially affect the issuance of the Debentures or the consummation of the transactions contemplated by the Operative Documents. There are no agreements, contracts, indentures, leases or other instruments that would be required to be described in the Offering Memorandum if it were a prospectus included in a registration statement on Form S-3 under the Act but are not described as required, or that are required to be filed as an exhibit to any Incorporated Document that are not so described or filed as required. The descriptions of the terms of any such contracts or documents contained in the Offering Memorandum are correct and complete in all material respects.

          (j) Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate or articles of incorporation or by-laws or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, except where any such violation or violations in the aggregate would not have a Material Adverse Effect, or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except where such default does not and will not, individually or in the aggregate, have a Material Adverse Effect.

          (k) Neither the issuance, offer, sale or delivery of the Debentures, the issuance of Common Stock upon conversion of the Debentures, the execution, delivery or performance of this Agreement, the Indenture or the Registration Rights Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required in connection with the registration under the Act of the Debentures and the Common Stock in accordance with the Registration Rights Agreement, the qualification of the Indenture under the 1939 Act and except for compliance with the securities or Blue Sky laws of various jurisdictions) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, except where such conflict, default or lien (other than in the case of a conflict or default under the certificate or articles of incorporation or bylaws), individually or in the aggregate, does and would not have a Material Adverse Effect.

          (l) The accountants, Arthur Andersen LLP, Ernst & Young LLP, Wallingford, McDonald, Fox & Co., P.C. and Coopers and Lybrand LLP, who each have certified or shall certify the financial statements included as part of the Offering Memorandum (or any amendment or supplement thereto), are, to the best of the Company's knowledge, independent public accountants under Rule 101 of the AICPA'a Code of Professional Conduct, and its interpretation and rulings.

          (m) The financial statements (historical and pro forma), together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), and the financial information of the acquired companies or companies the acquisition of which is probable ("Acquisition Companies") included in the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company, the Subsidiaries and the Acquisition Companies, as the case may be, on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein and all adjustments necessary for a fair presentation of results for such periods have been made; the pro forma financial information and the assumptions used in preparing such information, and the related notes and schedules included or incorporated by reference in the Offering Memorandum have been prepared in accordance with the requirements of the Act (including Articles II, III and XI of Regulation S-X) applicable to a prospectus included in a registration statement on Form S-3 and have been computed on this basis described therein. The assumptions used in preparation of the pro forma financial statements and other pro forma financial information included in the Offering Memorandum are reasonable, and the other financial and statistical information and data set forth in or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto) is accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company, the Subsidiaries and the Acquisition Companies, as the case may be.

          (n) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement; the execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the Registration Rights Agreement have been duly and validly authorized by the Company, and this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general equitable principles, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws.

          (o) Except as disclosed in the Offering Memorandum (or any amendment or supplement thereto), subsequent to the date as of which such information is given in the Offering Memorandum (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is or would be material to the Company and the Subsidiaries, taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which could reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

          (p) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are (i) not materially important or significant in relation to the Company and the Subsidiaries, taken as a whole, or (ii) described in the Offering Memorandum or in a document filed as an exhibit to an Incorporated Document, and all the property described in the Offering Memorandum as being held under lease by the Company and each Subsidiary is held by such entity under valid, subsisting and enforceable leases.

          (q) Except as permitted by the Act, the Company has not distributed and, prior to the later to occur of (i) the Closing Date or the Option Closing Date, if any, and (ii) completion of the distribution of the Debentures, will not distribute any offering material in connection with the offering and sale of the Debentures other than the Preliminary Offering Memorandum and Offering Memorandum.

          (r) The Company and each of the Subsidiaries have such permits, licenses, franchises, certificates and authorizations of governmental or regulatory authorities ("Permits"), as are necessary to own their respective properties and to conduct their respective businesses in the manner now being conducted and as described in the Offering Memorandum or in an Incorporated Document, subject to such qualifications as may be set forth in the Offering Memorandum, except where the failure to have any such Permit would not have a material adverse effect on the condition (financial or other), business, properties, net worth, results of operations or prospects of the Company and the Subsidiaries taken as a whole; the Company and each of the Subsidiaries have each fulfilled and performed all of their respective material obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum; and, except as described in the Offering Memorandum, such Permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

          (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (t) To the Company's knowledge, neither the Company nor any of its Subsidiaries, nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character that would be required to be disclosed in the Offering Memorandum if it were in a prospectus included in a registration statement.

          (u) There are no material Medicare or Medicaid recoupment or recoupments of any third-party payor being sought, requested or claimed, or to the Company's knowledge, threatened against the Company or any of the Subsidiaries.

          (v) The Company and each Subsidiary is in material compliance with all applicable Federal, state and local environmental laws and regulations including, without limitation, those applicable to emissions to the environment, waste management and waste disposal (collectively, the "Environmental Laws"), and to the Company's knowledge under current law, there are no existing circumstances that would prevent, interfere with, or materially increase the cost of such compliance in the future.

          (w) Except as set forth in the Offering Memorandum, there is no material claim under any Environmental Law, including common law, pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries (an "Environmental Claim") and, to the Company's best knowledge, under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment that would reasonably be expected to form the basis of any material claim against the Company or any of the Subsidiaries.


          (x) Except as described in the Offering Memorandum, no holder of any security of the Company (other than holders of the Debentures and holders of shares of Common Stock received upon conversion thereof) has any right to have any Common Stock or other securities of the Company included in the Shelf Registration Statement or to request or demand registration of shares of Common Stock or any other security of the Company because of the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement. Except as described in the Offering Memorandum and the Registration Rights Agreement, no person has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Debentures. Except as described in or contemplated by the Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, and, there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

          (y) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

          (z) The Company is not now, and after sale of the Debentures to be sold by it hereunder and application of the net proceeds from such sale as described in the Offering Memorandum under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (aa) Based upon the assumptions and subject to the qualifications set forth therein, the statements made in the Offering Memorandum under the caption "Certain United States Federal Income Tax Consequences" accurately summarize the material United States federal income tax consequences of the ownership, conversion and disposition of the Debentures for United States holders who acquire Debentures on original issue and who hold Debentures as "capital assets" within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended.

          (ab) The Company and each of the Subsidiaries have filed all tax returns required to be filed or have filed for and have obtained extensions. All tax returns filed by the Company and the Subsidiaries are complete and correct, and neither the Company nor any of the Subsidiaries is in default in the payment of any taxes which are payable pursuant to said returns or any assessments with respect thereto. There have been no tax deficiencies asserted and, to the best knowledge of the Company, no tax deficiency might be reasonably asserted or threatened against the Company or any of the Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

          (ac) Except as otherwise disclosed in the Offering Memorandum, neither the execution, delivery or performance of any agreement by the Company and, as applicable, the Subsidiaries to acquire, merge into or consolidate with any natural person, corporation, division of a corporation, partnership, trust, joint venture, association, company or unincorporated corporation existing on the date hereof (the "Acquisition Agreements") nor the consummation by the Company and, as applicable, the Subsidiaries of the transactions contemplated thereby (i) requires or required any consent, approval, authorization or other order of, or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as have been obtained by the Company or the Subsidiaries in a timely fashion) or conflicted, conflicts or will conflict with or constituted, constitutes or will constitute a breach of, or a default under the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (ii) conflicted, conflicts or will conflict with or constituted, constitutes or will constitute a material breach of, or a material default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or incumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

          (ad) To the best knowledge of the Company, and except as to any of the following that, individually or in the aggregate would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole (i) there are no legal or governmental proceedings pending or threatened against the Affiliated Practices (as defined in the Offering Memorandum) or those ophthalmic and optometric practices which, upon completion of the transactions contemplated by the Acquisition Agreements, will become Affiliated Practices (together with the Affiliated Practices, the "Practices"); (ii) none of the Practices is in violation of its certificate or articles of incorporation or bylaws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Practices or of any decree of any court or governmental agency or body having jurisdiction over the Practices or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of their respective properties may be bound, (iii) each Practice has such Permits as are necessary to own such Practice's properties and to conduct such Practice's business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum; each Practice has fulfilled and performed all its obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permit, subject in each case to such qualifications as may be set forth in the Offering Memorandum; and, except as described in the Offering Memorandum, none of such Permits contains any restriction that is burdensome to such Practice; and (iv) there are no Medicare or Medicaid recoupment or recoupments of any third-party payor being sought, requested, claimed or threatened against any of the Practices.

          (ae) When the Debentures are issued and delivered pursuant to this Agreement, such Debentures will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

          (af) After giving effect to the intended use of proceeds from the offering of the Debentures as described in the Offering Memorandum under the caption "Use of Proceeds," the Debentures do not constitute "corporate acquisition indebtedness" within the meaning of Section 279 of the Internal Revenue Code.

          (ag) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Debentures in a manner that would require the registration of the Debentures under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Debentures.

          (ah) The Company is not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Debentures by the Initial Purchasers.

          (ai) Assuming (i) that the representations and warranties in Section 2 hereof are true, (ii) the Initial Purchasers comply with the covenants set forth in Section 2 hereof and (iii) that each person to whom the Initial Purchasers offer, sell or deliver the Debentures is a Qualified Institutional Buyer, an Institutional Accredited Investor or a person other than a U.S. person outside the United States in reliance on Regulation S under the Act, the purchase and sale of the Debentures pursuant hereto (including the Initial Purchasers' proposed offering of the Debentures on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof) is exempt from the registration requirements of the Act. None of the Company, its Subsidiaries or affiliates or any person acting on its or their behalf (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf) has engaged in any directed selling efforts (as that term is defined in Regulation
S) with respect to the Debentures and the Company, its Subsidiaries and each person acting on their behalf (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf) have complied with the offering restrictions requirement of Regulation S.

          (aj) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Debentures to the Initial Purchasers or by the Initial Purchasers to Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

          (ak) The Company is not required to obtain stockholder consent or approval pursuant to the rules of the NYSE or any other securities exchange or trading facility in connection with the offering and sale of the Debentures.

          6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Initial Purchaser furnished in writing to the Company by or on behalf of any Initial Purchaser expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling any Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Debentures by such Initial Purchaser to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum and such Initial Purchaser sold Debentures to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the several Initial Purchasers. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Initial Purchaser or any person controlling any Initial Purchaser in respect of which indemnity may be sought against the Company, such Initial Purchaser or such controlling person shall promptly notify the Company and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses; provided, however, that the omission so to notify the Company shall not relieve the Company from any liability that it may have to any Initial Purchaser (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). Such Initial Purchaser or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Initial Purchaser or such controlling person and the Company and representation of the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Initial Purchaser or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Initial Purchasers and controlling persons not having actual or potential differing interests with the Initial Purchasers or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Initial Purchaser, to the extent provided in paragraph (a), and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Initial Purchaser agrees to indemnify and hold harmless the Company, and its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each Initial Purchaser set forth in paragraph (a) hereof, but only with respect to information relating to such Initial Purchaser furnished in writing by or on behalf of such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Initial Purchaser pursuant to this paragraph (c), such Initial Purchaser shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Initial Purchaser's expense), and the Company, its directors and officers, and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchasers may otherwise have.

          (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Debentures, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Offering Memorandum; provided that, in the event that the Initial Purchasers shall have purchased any Additional Debentures hereunder, any determination of the relative benefits received by the Company or the Initial Purchasers from the offering of the Debentures shall include the net proceeds (before deducting expenses) received by the Company, and the discounts and commissions received by the Initial Purchasers, from the sale of such Additional Debentures, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Offering Memorandum. The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Initial Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price of the Debentures sold by it to Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 6 are several in proportion to the respective numbers of Firm Debentures set forth opposite their names in Schedule I hereto and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Debentures and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Initial Purchaser or any person controlling any Initial Purchaser, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

          7. Conditions of the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase the Firm Debentures hereunder are subject to the following conditions:

          (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No stop order suspending the sale of the Debentures in any jurisdiction designated by the Initial Purchasers shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the business, financial condition or results of operations of the Company or the Subsidiaries not contemplated by the Offering Memorandum, which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Debentures, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Offering Memorandum untrue or which, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Debentures.

          (c) The Initial Purchasers shall have received on the Closing Date an opinion of Jackson & Walker, L.L.P., counsel for the Company, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

               (i) The Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Exchange Act;

               (ii) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect;

               (iii) All of the Company's Subsidiaries, including the Corporate Subsidiaries, LLC Subsidiaries and Partnership Subsidiaries, that would be required to be listed as an exhibit pursuant to Item 601(b)(21) of Regulation S-K are referred to herein individually as a "Material Subsidiary" and collectively as the "Material Subsidiaries." Each Material Subsidiary that is a corporation has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization; each Material Subsidiary that is a limited liability company is duly organized and validly existing under the laws in the jurisdiction of its organization; and each Material Subsidiary that is a partnership has been duly organized and is an existing partnership under the laws of the jurisdiction of its organization. Each Material Subsidiary has full corporate, limited liability company, or partnership, as the case may be, power and authority to own, lease, and operate its properties and to conduct its business as described in the Offering Memorandum (and any amendment or supplement thereto); all the outstanding shares of capital stock of each of the Material Subsidiaries that is a corporation have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest, or, to the best knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance, except as described in the Offering Memorandum or on Schedule II hereto; all the outstanding membership interests in the Material Subsidiaries that are limited liability companies have been duly authorized and validly issued and such interests are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as disclosed in the Offering Memorandum or on Schedule II hereto; and all the outstanding partnership interests in the Material Subsidiaries are owned by the Company directly, or indirectly through one of the other Subsidiaries free and clear of any lien, adverse claim, security interest, equity or other encumbrances, except as disclosed in the Offering Memorandum or on Schedule II hereto.

               (iv) The Company has all necessary corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to issue, sell and deliver the Debentures to be sold by it to the Initial Purchasers as provided herein, and this Agreement and the Registration Rights Agreement have each been duly authorized, executed and delivered by the Company and each constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement of rights to indemnity and contribution under each agreement may be limited by Federal or state securities laws or principles of public policy and except to the extent that enforceability of each agreement is subject to (i) applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally and (ii) general principles of equity;

               (v) The Indenture has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement of rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy and except to the extent that enforceability thereof is subject to (i) applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally and (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding at law or in equity;

               (vi) The Debentures have been duly and validly authorized by the Company and when executed by the Company in accordance with the Indenture and, assuming due authentication of the Debentures by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, except to the extent that enforceability thereof is subject to (i) applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally and (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), whether such principles are considered in a proceeding at law or in equity;

               (vii) The shares of Common Stock issuable upon conversion of the Debentures have been duly authorized and reserved for issuance and, when issued and delivered upon conversion of the Debentures, in accordance with the terms thereof, will be validly issued, fully paid and nonassessable and will be free of any preemptive, or to the best knowledge of such counsel after reasonable inquiry, similar rights ;

               (viii) The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Offering Memorandum; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Offering Memorandum under the caption "Description of Capital Stock";

               (ix) All the shares of capital stock of the Company outstanding prior to the issuance of the Debentures to be issued and sold by the Company hereunder have been duly authorized and validly issued and are fully paid and nonassessable;

               (x) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Exchange Act, or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Debentures, or such as may be required to qualify the Indenture under the 1939 Act, and such as may be required in connection with the performance by the Company of its obligations under the Registration Rights Agreement, as to which counsel need not express any opinion) for the valid issuance and sale of the Debentures to the Initial Purchasers as contemplated by this Agreement;

               (xi) Neither the offer, sale or delivery of the Debentures, nor the issuance of Common Stock upon conversion of the Debentures in accordance with the terms of the Debentures, nor the execution, delivery or performance by the Company of this Agreement, the Registration Rights Agreement or the Indenture, nor compliance by the Company with the provisions hereof or thereof, nor consummation by the Company of the transactions contemplated hereby or thereby, (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any of the Material

Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to any Incorporated Document or is known to such counsel after reasonable inquiry, or (B) will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, or any regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreement, the Act, the Exchange Act and the 1939 Act), judgment, injunction, order or decree known to such counsel, and applicable to the Company, the Subsidiaries or any of their respective properties;

               (xii) To the best knowledge of such counsel, (A) other than as described or contemplated in the Offering Memorandum (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, are subject, which are of the type that would be required to be described in any of the Incorporated Documents and (B) there are no agreements, contracts, indentures, leases or other instruments, that are of the type that would be required to be described in the Offering Memorandum if it were a prospectus included in a registration statement on Form S-3 under the Act but are not described would be as required, or that are required to be filed as an exhibit to any of the Incorporated Documents that are not so filed as required;

               (xiii) No registration of the Debentures under the Act nor qualification of the Indenture under the 1939 Act is required for the sale of the Debentures to the Initial Purchasers as contemplated in this Agreement or for the Exempt Resales (assuming (A) that all representations and warranties made by the Initial Purchasers and the Company in this Agreement and in the Offering Memorandum are true, correct and accurate (including but not limited to the representations by the Initial Purchasers and the Company regarding the absence of general solicitation in connection with the Exempt Resales and regarding offers and sales outside the United States in reliance on Regulation
S), (B) the Initial Purchasers comply with all of the covenants set forth in this Agreement (including but not limited to the covenants set forth in Section 2 hereof), (C) none of the Company, its Subsidiaries and each person acting on its or their behalf have complied with the offering restrictions requirements of Regulation S, (D) that each person to whom the Initial Purchasers offer, sell or deliver the Debentures in the Exempt Resales is (x) a Qualified Institutional Buyer, (y) an Institutional Accredited Investor or (z) a person other than a U.S. person outside the United States in reliance on Regulation S under the Act, and (E) that the representations made by each person to whom Debentures are sold in reliance on Rule 144A or Regulation S are true, correct and accurate);

               (xiv) To the best knowledge of such counsel after reasonable inquiry, neither the Company, nor any of the Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company, or any of the Subsidiaries, or of any decree of any court or governmental agency or body having jurisdiction over the Company, or any of the Subsidiaries, the effect of which could have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole;

               (xv) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information shown;

               (xvi) Except as disclosed in the Offering Memorandum or permitted pursuant to this Agreement, such counsel does not know of any outstanding option, warrant or other right calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and, except as described in the Offering Memorandum, such counsel does not know of any holder of any security of the Company (except for holders of the Debentures and the Common Stock issuable upon conversion thereof) or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Debentures or the right to have any Common Stock or other securities of the Company included in the Shelf Registration Statement or the right, as a result of the consummation of the transactions contemplated by the Operative Documents, to require registration under the Act of any shares of Common Stock or other securities of the Company;

               (xvii) To the knowledge of such counsel, the Company, and each Subsidiary, is in material compliance with all Environmental Laws and there are no circumstances that would prevent or materially interfere with such compliance in the future;

               (xviii) Except as set forth in the Offering Memorandum, to the knowledge of such counsel, there is no material Environmental Claim pending against the Company, or the Subsidiaries, and there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment that could form the basis of any Environmental Claim against the Company, or the Subsidiaries;

               (xix) To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the Subsidiaries is in violation in any material respect of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Offering Memorandum;

               (xx) Neither the execution, delivery or performance of the Acquisition Agreements, compliance by the Company and the Subsidiaries with the provisions thereof nor consummation by the Company and the Subsidiaries of the transactions contemplated thereby conflicted, conflicts or will conflict with or constituted, constitutes or will constitute a breach of, or a default under, the certificates or articles of incorporation or bylaws or other organizational documents of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to an Incorporated Document or is known to such counsel after reasonable inquiry (except where appropriate waivers or consents thereto have heretofore been obtained by the Company), or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling, judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company, the Subsidiaries or any of their respective properties;

               (xxi) When the Debentures are issued and delivered pursuant to this Agreement, such Debentures will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system;

               (xxii) The Company is not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Debentures by the Initial Purchasers; and

               (xxiii) Based upon the assumptions and subject to the qualifications set forth therein, the statements made in the Offering Memorandum under the caption "Certain United States Federal Income Tax Consequences" accurately summarize the material United States federal income tax consequences of the ownership, conversion and disposition of the Debentures for United States holders who acquire Debentures on original issue and who hold Debentures as "capital assets" within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended;

               (xxiv) The Company is not required to obtain stockholder consent or approval pursuant to the rules of the NYSE in connection with the issuance, offering and resale of the Debentures.

          In addition, such counsel shall state that, although such counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Offering Memorandum, such counsel has participated in the preparation of the Offering Memorandum, including review and discussion of the content thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Offering Memorandum, as of its date, and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Offering Memorandum, as of its date, and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Offering Memorandum).

          In rendering their opinion as aforesaid, counsel may rely, as to factual matters, upon certificates of officers of the Company attached to such opinion, and may rely upon an opinion or opinions, each dated the Closing Date or the Option Closing Date, as the case may be, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the corporation law of the State of Delaware; provided, that, (1) each such local counsel is acceptable to the Initial Purchasers, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Initial Purchasers and is, in form and substance, satisfactory to them and counsel of the Initial Purchasers and (3) counsel shall state in their opinion that they believe that they and the Initial Purchasers are justified in relying thereon.

          (d) The Initial Purchasers shall have received on the Closing Date an opinion of Dewey Ballantine, counsel for the Initial Purchasers, dated the Closing Date, and addressed to the Initial Purchasers, with respect to the matters referred to in clauses (i), (iv), (v), (vi), (vii) and (xiii) of the foregoing paragraph (c), and the penultimate paragraph of the foregoing paragraph (c) and such other related matters as the Initial Purchasers may request.

          (e) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, and dated the date hereof from Arthur Andersen LLP, Ernst & Young LLP, Wallingford McDonald, Fox & Co., P.C. and Coopers and Lybrand LLP, independent certified public accountants, and a letter dated the Closing Date from Arthur Andersen LLP, substantially in the forms heretofore approved by the Initial Purchasers.

          (f)(i) There shall not have been any material change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Offering Memorandum (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum (or any amendment or supplement thereto), except as may otherwise be stated in the Offering Memorandum (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; (iii) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Offering Memorandum (or any amendment or supplement thereto); and (iv) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to the Initial Purchasers), to the effect set forth in this Section 7(f) and in Section 7(g) hereof.

          (g) The Company shall not have failed in any material respect at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (h) The Initial Purchasers shall have received a certificate dated the Closing Date signed by the chief financial officer of the Company substantially in the form approved by the Initial Purchasers, respecting the Company's compliance with the financial covenants set forth in its credit agreements (the "Credit Agreements") with NationsBank of Tennessee, N.A.

          (i) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any class of securities of the Company, or (ii) it is reviewing its ratings assigned to any class of securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

          (j) The Debentures shall have been designated for trading on PORTAL.

          (k) The Company shall have executed and delivered the Indenture and the Registration Rights Agreement.

          (l) The Company shall have received at or prior to the Closing Date the requisite written consent of NationsBank of Tennessee, N.A. with respect to the Credit Agreements to the consummation by the Company of the transactions contemplated by the Operative Documents and the Offering Memorandum.

          (m) The Company shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

          Any certificate or document signed by any officer of the Company and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the statements made therein.

          The obligations of the Initial Purchasers to purchase any Additional Debentures hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 7, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (f) and paragraphs (h) and (m) shall be dated the Option Closing Date in question and the opinion called for by paragraphs (c) and (d) shall be revised to reflect the sale of Additional Debentures.

          8. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction of the Offering Memorandum (including financial statements thereto), and each amendment or supplement thereto; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Preliminary Offering Memorandum, the Incorporated Documents, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Debentures; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Debentures, including any stamp taxes in connection with the original issuance and sale of the Debentures; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Debentures; (v) the application for designation of the Debentures on PORTAL; (vi) the registration of the Common Stock and the listing of the shares of Common Stock issuable upon conversion of the Debentures on the NYSE; (vii) the qualification of the Debentures and the shares of Common Stock issuable upon conversion of the Debentures for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the reasonable fees and expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Debentures; (ix) the performance by the Company of its obligations under the Registration Rights Agreement; and
(x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

          9. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by all the parties hereto. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying the Initial Purchasers, or by the Initial Purchasers, by notifying the Company.

          Any notice under this Section 9 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          10. Default by an Initial Purchaser. If any one or more of the Initial Purchasers shall fail or refuse to purchase the Debentures which it is obligated to purchase on the Closing Date, and arrangements satisfactory to the non-defaulting Initial Purchasers or by another party or parties satisfactory to the non-defaulting Initial Purchasers and the Company for the purchase of such Debentures by the non-defaulting Initial Purchasers and the Company are not made within thirty-six (36) hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company. In any such case which does not result in termination of this Agreement, either the non-defaulting Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Initial Purchasers from liability in respect of such default under this Agreement. The term "Initial Purchaser" as used in this Agreement includes, for all purposes of this Agreement, any party not identified in this Agreement who purchases Debentures which a defaulting Initial Purchaser is obligated, but fails or refuses to purchase.

          11. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Company, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Debentures), as the case may be, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or The Nasdaq Stock Market's National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to commence or continue the offering of the Debentures on the terms set forth on the cover page of the Offering Memorandum or to enforce contracts for the resale of the Debentures by the Initial Purchasers. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          12. Information Furnished by the Initial Purchasers. The statements set forth in the stabilization legend on the inside front cover, the last paragraph on the cover page and in the third, fourth and fifth paragraphs under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and Offering Memorandum, constitute the only information furnished by or on behalf of the Initial Purchasers, as such information is referred to in Sections 5(b) and 6 hereof.

          13. Miscellaneous. Except as otherwise provided in Sections 4, 9 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at Three Lincoln Center, Suite 1540, 5430 LBJ Freeway, Dallas, Texas 75240, Attention: Richard J. D'Amico, Senior Vice President or (ii) if to the Initial Purchasers, to Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, Attention: Manager, Investment Banking Division.

          This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Company, its directors, its officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchasers of any of the Debentures in his status as such purchaser.

          14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York without giving effect to the choice of laws or conflict of laws principles thereof.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

               Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.


                           Very truly yours,

                           Physicians Resource Group, Inc.


                           By: /s/ Richard D'Amico
                              ----------------------





Confirmed as of the date first
above mentioned.

Smith Barney Inc.
Alex. Brown & Sons Incorporated
Dillon, Read & Co. Inc.
Salomon Brothers Inc
Volpe, Welty & Company

By:  Smith Barney Inc.


By:/s/ Benjamin D. Lorello
   -----------------------
     MANAGING DIRECTOR

                                   SCHEDULE I


                        PHYSICIANS RESOURCE GROUP, INC.



                                       Principal Amount
Initial Purchaser                     of Firm Debentures
-----------------                     ------------------
Smith Barney Inc....................      $62,500,000

Alex. Brown & Sons Incorporated.....       21,250,000

Dillon, Read & Co. Inc..............       18,750,000

Salomon Brothers Inc................       18,750,000

Volpe, Welty & Company..............        3,750,000

                                         ------------
     Total                               $125,000,000
                                         ============

                                  SCHEDULE II

CORPORATIONS:

1.   EyeCorp, Inc.
2.   The EyePA, Inc.
3.   Eyecare Resource, Inc.
4.   Johnny Justice, Inc.
5.   Rivergate Anesthesia, Inc.
6.   Rivergate Surgical Center, Inc.
7.   Creve Coeur Surgery Center, Inc.*
8.   PRG Acquisition Corporation
9.   PRG Arizona, Inc.
10.  Mohave Surgery Center, Inc.*
11.  PRG Arizona II, Inc.
12.  PRG Arkansas, Inc.
13.  PRG California, Inc.
14.  PRG California I, Inc.
15.  PRG California II, Inc.
16.  PRG California III, Inc.
17.  PRG California IV, Inc.
18.  Superior Eye Care, Inc.
19.  PRG Florida, Inc.
20.  PRG Florida I, Inc.
21.  PRG Florida II, Inc.
22.  PRG Florida III, Inc.
23.  PRG Florida IV, Inc.
24.  PRG Florida V, Inc.
25.  PRG Florida VI, Inc.
26.  PRG Florida VII, Inc.
27.  PRG Florida VIII, Inc.
28.  PRG Florida IX, Inc.
29.  PRG Florida X, Inc.
30.  PRG Florida XI, Inc.
31.  PRG Florida XII, Inc.
32.  Melbourne Eye Associates, Inc.
33.  Melbourne Eye Associates of Brevard, Inc.
34.  PRG Georgia, Inc.
35.  PRG Illinois, Inc.
36.  PRG Illinois I, Inc.
37.  PRG Illinois II, Inc.
38.  PRG Illinois III, Inc.
39.  PRG Kentucky, Inc.
40.  PRG Nevada, Inc.
41.  PRG Nevada, I, Inc.
42.  PRG Nevada II, Inc.

43.  PRG Nevada III, Inc.
44.  PRG New Jersey, Inc.
45.  PRG North Carolina, Inc.
46.  PRG Ohio, Inc.
47.  PRG Ohio, II, Inc.
48.  PRG Ohio III, Inc.
49.  PRG Ohio IV, Inc.
50.  PRG Ohio V, Inc.
51.  PRG Oklahoma, Inc.
52.  PRG Oklahoma I, Inc.
53.  PRG South Carolina, Inc.
54.  PRG Tennessee, Inc.
55.  PRG Tennessee I, Inc.
56.  PRG Tennessee II, Inc.
57.  PRG Tennessee III, Inc.
58.  Van Dyck Ambulatory Surgery Center, Inc.*
59.  Sun Valley Acquisition Corporation
60.  Texas PRG, Inc.
61.  Texas PRG I, Inc.
62.  Texas PRG II, Inc.
63.  Texas PRG III, Inc.
64.  Texas PRG IV, Inc.
65.  Texas PRG  V, Inc.
66.  Texas PRG VI, Inc.
67.  Texas PRG VII, Inc.
68.  Texas PRG VIII, Inc.
69.  Texas PRG IX, Inc.
60.  Texas PRG X, Inc.
71.  Texas PRG XI, Inc.
72.  Texas PRG XII, Inc.
73.  Texas PRG XIII, Inc.
74.  Texas PRG XIV, Inc.
75.  Texas PRG XV, Inc.
76.  Texas PRG XVI, Inc.
77.  Physicians Resource Group Investments, Inc.
78.  Physicians Resource Group Realty, Inc.
79.  PRG Realty II, Inc.
80.  PRG Payroll, Inc.
81.  American Ophthalmic, Inc.
82.  Fort Lauderdale Eye Institute, Inc., d/b/a Ft. Lauderdale Eye Institute
83.  American Surgery Centers of South Florida, Inc.
84.  American Surgery Centers of Sarasota, Inc.
85.  American Ophthalmic of Coral Gables, Inc., d/b/a The Gables Eye Institute
86. American Surgery Centers of Coral Gables, Inc., d/b/a American Surgery Centers of Coral Gables, d/b/a The Gables Eye Surgical Center
87.  American Ophthalmic of Central Florida, Inc., d/b/a Guber Eye Center

88. Central Florida Eye Surgery Associates, Inc, d/b/a Magruder Eye Institute, d/b/a Eye Foundation
89.   AOI Network, Inc.
90. American Ophthalmic of Tallahassee, Inc., d/b/a Tallahassee Laser & Cataract Institute
91.   American Surgery Centers of Tallahassee, Inc.
92.   American Ophthalmic of Lake County, Inc., d/b/a Lake Eye Associates
93.   American Ophthalmic of Miami, Inc., d/b/a Eye Institute of South Florida
94. American Ophthalmic of Texas, Inc., d/b/a Texan Eye Center, d/b/a Eye Care Austin
95. American Ophthalmic of San Antonio, Inc., d/b/a South Texas Family Eye Centers, d/b/a Southwest Eye Clinic
96.   American Surgery Centers of San Antonio, Inc.
97. American Ophthalmic of Southeast Texas, Inc., d/b/a Eye Institute of San Antonio
98.   American Surgery Centers of Temple, Inc.
99.   American Ophthalmic of Temple, Inc., d/b/a Eye Center of Central Texas
100.  AOI Surgery Centers of Charleston, Inc.
101. American Ophthalmic of Alabama Inc., d/b/a Eye Institute of the South, previously d/b/a Eye Center of the South
102.  American Surgery Centers of Alabama, Inc.
103.  American Ophthalmic of Dothan, Inc., d/b/a Southeast Eye Clinic
104.  Glendale Eye, Inc., d/b/a Glendale Eye Medical Group
105.  American Surgery Centers of Glendale, Inc.
106.  American Ophthalmic of Los Angeles, Inc., d/b/a Tri County Eye Institute
107.  American Ophthalmic of Nevada, Inc., d/b/a Shearing Eye Institute
108.  American Ophthalmic of Reno, Inc., d/b/a Nevada Medical Eye Center
109.  American Ophthalmic of Las Vegas, Inc., d/b/a Ophthalmic Associates
110.  American Surgery Centers of Las vegas, Inc.
111.  Vision International, Inc., a/k/a VI, Inc. *

LIMITED PARTNERSHIPS:

1.    Eye Surgery Center of the Desert, Ltd. *
2.    PRG Ohio, L.P.
3.    Ambulatory Eye Surgery Center of Louisiana Limited Partnership *
4.    Eye Surgery Center of Central Illinois Limited Partnership *
5.    American Surgery Centers of Alabama, Ltd., d/b/a American Surgery Center *
6.    American Surgery Centers of Glendale, Ltd. *
7.    Center for Advanced Eye Surgery, Ltd., d/b/a Center for Advanced Eye
      Surgery *
8. American Surgery Center of South Florida, Ltd., d/b/a Foundation for Advanced Eye Care *
9.    American Surgery Centers of Coral Gables, Ltd. *
10.   American Surgery Centers of Tallahassee, Ltd.
11. American Surgery Centers of Las Vegas, Ltd., d/b/a Sahara-Lindell Surgery Center *
12. American Surgery Centers of South Texas, Ltd., previously d/b/a South Texas Institute of Eye Surgery *
13.   Central Texas Day Surgery Center, Ltd., d/b/a Central Texas Day Surgery
      Center
14.   AOI Surgery Centers of Charleston, Ltd.

15.   Vision International Refractive Surgery Limited Partnership *
16.   Vision International Limited Partnership *
17.   Vision International Florida I, Limited Partnership *
18.   Vision International North Carolina I, Limited Partnership *

GENERAL PARTNERSHIPS:

1.    G.C.R. Investors
2.    Central Florida Eye Associates
3.    Manatee Ophthalmic Joint Venture *

LIMITED LIABILITY COMPANIES:

1.    Ophthalmic Laser Center, L.L.C. *
2.    Lebec, L.C. *


NOTE: * - subsidiary is not wholly owned subsidiary of PRG or a PRG subsidiary

                                                                       EXHIBIT A

     FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS
     --------------------------------------------------------------------



Physicians Resource Group. Inc.
Three Lincoln Center, Suite 1540
5430 LBJ Freeway
Dallas, TX 75240


Smith Barney Inc.
Alex. Brown & Sons Incorporated
Dillon, Read & Co. Inc.
Salomon Brothers Inc
Volpe, Welty & Company
 As Initial Purchasers
c/o Smith Barney Inc.
388 Greenwich Street
New York, NY 10013

Gentlemen:

     We are delivering this letter in connection with an offering of 6% Convertible Subordinated Debentures due 2001 (the "Debentures"), which are convertible into shares of the Common Stock, $0.01 par value (the "Common Stock"), of Physicians Resource Group, Inc. (the "Company"), all as described in the Offering Memorandum (the "Offering Memorandum") relating to the offering.

     We hereby confirm that:

          (i) we are an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor");

          (ii)(A) any purchase of Debentures by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Debentures as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

          (iii) in the event that we purchase any Debentures, we will acquire Debentures having a minimum principal amount of not less than $100,000 for our own account or for any separate account for which we are acting;

          (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Debentures;

          (v) we are not acquiring Debentures with a view to distribution thereof or with any present intention of offering or selling Debentures or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

          (vi) we have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Debentures.

     We understand that the Debentures are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and any applicable state securities laws and that the Debentures and the shares of Common Stock issuable upon conversion thereof have not been registered under such laws, and we agree, on our own behalf and on behalf of each account for which we acquire any Debentures, that if in the future we decide to resell or otherwise transfer such Debentures or the Common Stock issuable upon conversion thereof, such Debentures or Common Stock may be resold or otherwise transferred only (a) to the Company, or any of its subsidiaries or
(b) pursuant to a registration statement which has been declared effective under the Securities Act or (c) for so long as the Debentures are eligible for resale pursuant to Rule 144A under the Securities Act, to a person the holder reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act ("QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an Institutional Accredited Investor that, prior to such transfer, furnishes to the transfer agent or registrar for such securities a signed letter containing certain representations and agreements relating to the restrictions on transfer of such securities (the form of which letter can be obtained from such transfer agent or registrar), (e) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to any applicable securities laws. We further agree to provide any person purchasing from us any of the Debentures or the Common Stock issuable upon conversion thereof other than pursuant to clause (b) above a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the registrar and transfer agent for the Debentures and the Common Stock will not be required to accept for registration of transfer any Debentures or any shares of Common Stock issued upon conversion of the Debentures except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Debentures and any certificates representing Common Stock will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph other than certificates representing Common Stock transferred pursuant to clause (b) above.

     We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                       ______________________________
                                       (Name of Purchaser)


                                       ______________________________
                                       By:
                                         Name:
                                         Title:
                                         Address:

                                                            EXHIBIT B

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                                                       EXHIBIT C

                               LOCK-UP AGREEMENT
                               -----------------

                                   EXHIBIT C

                        PHYSICIANS RESOURCE GROUP, INC.

                               LOCK-UP AGREEMENT

                                                                          , 1996

SMITH BARNEY INC.
ALEX, BROWN & SONS, INCORPORATED
DILLON, READ & CO. INC.
SALOMON BROTHERS INC
VOLPE, WELTY & COMPANY
 c/o Smith Barney Inc.
 388 Greenwich Street
 New York, New York 10013

Ladies and Gentlemen:

     The undersigned has been advised that Smith Barney Inc., Alex Brown & Sons Incorporated, Dillon, Read & Co. Inc., Salomon Brothers Inc and Volpe, Welty & Company (collectively, the "Initial Purchasers") propose to enter into a Purchase Agreement with Physicians Resource Group, Inc., a Delaware corporation (the "Company"), with respect to the offering (the "Offering") of the Convertible Subordinated Debentures, due 2001, of the Company (the "Debentures"). In consideration of the Initial Purchasers' agreement to purchase the Debentures and to participate in the Offering, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that the undersigned will not, directly or indirectly, without the prior written consent of Smith Barney Inc.,(i) for a period of 90 days after the date of the Offering Memorandum relating to the Offering sell, offer to sell, solicit an offer to buy, contract to sell, pledge, grant any option for the sale of, or otherwise transfer or dispose of, or cause the transfer or disposition of, any of the common stock, par value $.01 per share, of the Company ("Common Stock") or any securities convertible into or exchangeable or exercisable for Common Stock or
(ii) in connection with the Offering and for 90 days after the date of the Offering Memorandum relating thereto exercise any registration rights, whether held by the undersigned on the date hereof or hereafter acquired, with respect to any Common Stock or any securities convertible into or exchangeable or exercisable for any Common Stock. Prior to the expiration of such 90-day period, the undersigned will not announce or disclose any intention to do anything after the expiration of such 90-day period, the undersigned will not announce or disclose any intention to do anything after the expiration of such period which the undersigned is prohibited, as provided in the preceding sentence, from doing such period.

     The undersigned agrees that the provisions of this agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

     In furtherance of the foregoing, the Company and ChaseMellon Shareholder Services, L.L.C., the Company's transfer agent and registrar, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

                                             Very truly yours,



                                             ___________________________________
                                             Signature


                                             ___________________________________
                                             Printed Name